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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): May 23, 2001



                               PlanetRx.com, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                           000-27437                          94-3227733
(State or other jurisdiction      (Commission                      (IRS Employer
 of incorporation)                File Number)            Identification Number)

 6399 Shelby View Drive, Memphis, TN                                       38134
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (901) 379-2200

                                       N/A
          (Former name or former address, if changed since last report)


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Item 5.   Other Events

     There have been several changes in the composition of the Board of Directors of PlanetRx.com, Inc. (the "Company") during the past few months. As a result of these changes, the Board of Directors currently has three director positions, with two positions filled by Michael Beindorff and Paul E. Risner and the third position vacant. During this period, the following persons have resigned from the Board of Directors: Christos M. Cotsakos, Barrett Toan, Terence Arndt, Terence C. Burke, David M. Beirne, Michael Moritz, and Leonard C. Purkis. None of their resignations was occasioned by any disagreement with the Company on any matter relating to the Company's operations, policies or practices.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 14, 2001

                                           PLANETRX.COM, INC.


                                           By: /s/ Paul E. Risner
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                                              Paul E. Risner
                                              Vice President and General Counsel